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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2003


                             ARGENT SECURITIES INC.
                             ----------------------

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W9)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-109164              77-0599834
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
of Incorporation)                     File Number)      Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                          Item 601(a) of
                          Regulation S-K
Exhibit No.               Exhibit No.           Description
-----------               -----------           -----------

1                         5.1, 8.1, 23.1        Opinion re Legality, Consent of
                                                Counsel and Tax Opinion




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 9, 2003


                                          ARGENT SECURITIES INC.


                                          By: /s/ John P. Grazer
                                             -------------------------------
                                          Name:   John P. Grazer
                                          Title:  CFO





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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                Description
------            -----------                -----------
1                 5.1, 8.1, 23.1             Opinion re Legality, Consent of
                                             Counsel and Tax Opinion